                                                                    EXHIBIT 10.6

                           FIRST AMENDED AND RESTATED
                         EXECUTIVE SECURITIES AGREEMENT
                                   (CLEVENGER)

                  THIS FIRST AMENDED AND RESTATED EXECUTIVE SECURITIES AGREEMENT (this "AGREEMENT") is made as of January 28, 1999, by and between CompleTel LLC (formerly known as CableTel Europe LLC), a Delaware limited liability company (the "COMPANY"), and Richard N. Clevenger ("EXECUTIVE"). Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in
Section 7 hereof.

                  The Company and Executive are parties to an Executive Securities Agreement dated as of May 18, 1998 (the "PRIOR AGREEMENT"), pursuant to which Executive exchanged a then-existing ownership interest in the Company (the "EXISTING INTEREST") for, and the Company issued to Executive, 3,044 Common Units (of which 1,999 are not, and 1,045 are, subject to performance vesting under the terms of the Performance Vesting Agreement). The parties hereto desire for Executive to make a capital contribution to the Company in the amount of $2,250 in exchange for the Company's issuance to Executive of an additional 2,250 Common Units (none of which will be subject to performance vesting under the terms of the Performance Vesting Agreement). In furtherance thereof, the parties hereto hereby agree to amend and restate the Prior Agreement as set forth herein.

                  All of such Executive Securities are subject to time vesting as set forth herein. In addition to time vesting, the portion of such Executive Securities indicated above are also subject to performance vesting pursuant to the terms of the Performance Vesting Agreement. All of the Executive Securities held by Executive or his transferees are subject to certain restrictions on transfer and, upon Executive's ceasing to be employed by the Company or its Subsidiaries, certain repurchase options, each as set forth herein.

                  All of the Preferred Units issued pursuant to the Equity Purchase Agreement (including those issued to Executive) are subject to certain capital contribution obligations, restrictions on transfer, and other terms as set forth in the Equity Purchase Agreement. In addition, such Preferred Units, as well as the Executive Securities, are subject to certain voting agreements and other provisions set forth herein and in the Securityholders Agreement. In connection with the execution of the Prior Agreement, the Company's subsidiary, CableTel Management, Inc., a Colorado corporation, and Executive entered into an Employment Agreement dated as of May 18, 1998 (the "EMPLOYMENT AGREEMENT").

                  NOW, THEREFORE, in consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                  1. EXCHANGE OF EXECUTIVE'S EXISTING INTEREST FOR EXECUTIVE SECURITIES; CAPITAL CONTRIBUTION AND ISSUANCE OF ADDITIONAL EXECUTIVE SECURITIES.


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                  (a) THE EXCHANGE TRANSACTION. On May 18, 1998 (the "PRIOR
DATE"), pursuant to the Prior Agreement and pursuant to a recapitalization of the Company as then set forth in the LLC Agreement, Executive exchanged all of his Existing Interest for, and the Company issued to Executive, 3,044 Common Units (of which 1,999 are not, and 1,045 are, subject to performance vesting under the terms of the Performance Vesting Agreement), each having the rights and preferences set forth with respect thereto in the LLC Agreement.

                  (b) CAPITAL CONTRIBUTION AND ISSUANCE OF ADDITIONAL EXECUTIVE SECURITIES. Upon execution of this Agreement, Executive shall make a capital contribution to the Company in the amount of $2,250 in exchange for, and the Company shall issue to Executive, an additional 2,250 Units (none of which will be subject to performance vesting under the terms of the Performance Vesting Agreement), each having the rights and preferences set forth with respect thereto in the LLC Agreement.

                  (c) SECTION 83(B) ELECTION. Within 30 days after the exchange transaction described in Section 1(a) above, Executive made an effective election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to the Executive Securities issued pursuant thereto. Within 30 days after the issuance of additional Executive Securities described in Section 1(b) above, Executive shall make an effective election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to the additional Executive Securities issued hereunder.

                  (d) CONSTRUCTION OF OTHER AGREEMENTS. The parties hereto acknowledge and agree that, pursuant to the express terms of the Equity Purchase Agreement, the LLC Agreement, the Securityholders Agreement, the Performance Vesting Agreement, and the Registration Agreement (as defined in the Equity Purchase Agreement), this Agreement (like the Prior Agreement) is and shall be considered an "EXECUTIVE SECURITIES AGREEMENT" as such term is used in such agreements.

                  (e) REPRESENTATIONS AND WARRANTIES OF EXECUTIVE. In connection with the exchange for and issuance of the Executive Securities under the Prior Agreement and the capital contribution for and issuance of the additional Executive Securities hereunder, Executive represents and warrants to the Company that:

                             (i) As of the Prior Date, prior to giving effect to the transactions contemplated by the Prior Agreement, Executive owned beneficially and of record all right, title, and interest in and to the Existing Interest, free and clear of all liens, security interests, encumbrances, and purchase rights or rights of first refusal.

                            (ii) The Executive Securities acquired by Executive under the Prior Agreement and to be acquired by Executive pursuant to this Agreement shall be acquired for Executive's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act or any applicable state securities laws, and the Executive Securities shall not be disposed of in contravention of the Securities Act or any applicable state securities laws.

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                           (iii) Executive will serve as a management employee
         of the Company and its Subsidiaries, is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Executive Securities.

                            (iv) Executive is able to bear the economic risk of his investment in the Executive Securities for an indefinite period of time and is aware that transfer of the Executive Securities may not be possible because (A) such transfer is subject to contractual restrictions on transfer set forth herein, in the Securityholders Agreement, and in the Performance Vesting Agreement, and (B) the Executive Securities have not been registered under the Securities Act or any applicable state securities laws and, therefore, cannot be sold unless subsequently registered under the Securities Act and such applicable state securities laws or an exemption from such registration is available.

                             (v) Executive has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Executive Securities issued hereunder and has had full access to such other information concerning the Company as he has requested.

                            (vi) This Agreement, the LLC Agreement, the
         Securityholders Agreement, the Performance Vesting Agreement, and the other agreements contemplated thereby of even date therewith constitute the legal, valid and binding obligations of Executive, enforceable in accordance with their terms, and the execution, delivery and performance of such agreements by Executive and Executive's employment with the Company and its Subsidiaries do not and shall not conflict with, violate or cause a breach of any agreement, contract or instrument to which Executive is a party or by which he is bound or any judgment, order or decree to which Executive is subject.

                  (f) ACKNOWLEDGMENT BY EXECUTIVE. As an inducement to the Company to enter into this Agreement, and as a condition thereto, Executive acknowledges and agrees that none of the execution and delivery of this Agreement, the issuance of the Executive Securities to Executive, or Executive's status as a holder of Executive Securities, shall:

                           (i) entitle Executive to remain in the employment of the Company and its Subsidiaries or affect the right of the Company or its Subsidiaries to terminate Executive's employment at any time and for any reason as permitted by the Employment Agreement; or

                           (ii) impose upon the Company any duty or obligation to disclose to Executive, or create in Executive any right to be advised of, any material information regarding the Company and its Subsidiaries at any time prior to, upon or in connection with the repurchase of any Executive Securities upon the termination of Executive's employment with the Company and its Subsidiaries or as otherwise provided hereunder.


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                  2.       TIME VESTING OF EXECUTIVE SECURITIES.

                  (a) TIME VESTING SCHEDULE. Except as otherwise provided herein, an amount of Un-Time-Vested Securities (as defined below) shall time vest on the date hereof and on each of the first four anniversaries of the Prior Date, such that the Executive Securities shall be time vested on each such date in accordance with the following schedule:



                                                                           Cumulative Percentage of
                           Date                                              Executive Securities
                                                                           Time Vested on Such Date

                     The date hereof                                                  30%
         The first anniversary of the Prior Date                                     47.5%
         The second anniversary of the Prior Date                                     65%
         The third anniversary of the Prior Date                                     82.5%
         The fourth anniversary of the Prior Date                                    100%


Notwithstanding the foregoing sentence, the above time vesting schedule shall cease and no Un-Time-Vested Securities (as defined below) shall time vest after the date on which Executive's employment with the Company and its Subsidiaries terminates for any reason. Executive Securities which have become time vested pursuant to this Section 2 are referred to herein as "TIME-VESTED SECURITIES," and all other Executive Securities are referred to herein as "UN-TIME-VESTED SECURITIES."

                  (b) 100% ACCELERATION UPON A QUALIFIED SALE OF THE COMPANY. All Un-Time-Vested Securities shall become Time-Vested Securities in connection with the consummation of a Qualified Sale of the Company, so long as Executive is employed by the Company or any of its Subsidiaries on the date of such sale. For purposes hereof, a "QUALIFIED SALE OF THE COMPANY" means a Sale of the Company in which the consideration paid in such sale for at least 50% of the Company's outstanding equity securities or of the Company's consolidated assets consists of cash and/or publicly traded equity securities (E.G., 66.7% of the consideration for such Sale of the Company would have to consist of cash and/or publicly traded equity securities if only 75% of the Company's outstanding equity securities were sold in such transaction).

                  (c) 100% ACCELERATION UPON A SALE OF THE COMPANY (OTHER THAN A QUALIFIED SALE OF THE COMPANY) WITH NO CONTINUING COMPARABLE TIME VESTING ARRANGEMENT. In the event of a Sale of the Company (other than a Qualified Sale of the Company), the above vesting schedule will not accelerate as a result of such Sale of the Company; PROVIDED that if the surviving or acquiring Person(s) in such Sale of the Company fails or declines either to (i) continue after such Sale of the Company to allow Executive to hold his Un-Time-Vested Securities subject to the time vesting and repurchase provisions hereof, or (ii) grant to Executive the number of securities in the surviving or acquiring Person(s) that Executive would have received in such Sale of the Company in exchange for Executive's Un-Time-Vested Securities if such securities had instead been Time-Vested

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Securities, subject to ongoing time vesting and repurchase arrangements substantially comparable to those set forth herein (as such comparability is determined in good faith by the Board), then all Un-Time-Vested Securities shall become Time-Vested Securities in connection with the consummation of such Sale of the Company, so long as Executive is employed by the Company or any of its Subsidiaries on the date of such sale.

                  (d) ONE-YEAR ACCELERATION UPON A QUALIFIED PUBLIC OFFERING. Upon the consummation of a Qualified Public Offering, and so long as Executive is employed by the Company or any of its Subsidiaries on the closing date of such offering, there will time vest the amount of Un-Time-Vested Securities which were scheduled to time vest within the 365 days following such closing date (and the remaining Un-Time-Vested Securities, if any, shall continue to time vest 17.5% on each anniversary of the Prior Date in accordance with clause
(a) above, such that the time vesting schedule set forth in paragraph (a) above shall have been effectively accelerated by one year).

                  (e)      TIME VESTING AND PERFORMANCE VESTING.

                           (i) INDEPENDENCE OF TIME AND PERFORMANCE VESTING. The Company and Executive acknowledge that the Executive Securities constituting Performance Vesting Securities are subject, in addition to time vesting under this Section 2, to performance vesting as set forth in the Performance Vesting Agreement. The time vesting provisions of this Section 2 operate independently of the performance vesting provisions under the Performance Vesting Agreement. As such, (A) the terms "Time-Vested Securities" and "Un-Time-Vested Securities" as used herein refer only to whether particular Executive Securities have time vested in accordance with the terms of this Section 2 and do not indicate whether such Executive Securities that constitute Performance Vesting Securities have or have not also performance vested under the Performance Vesting Agreement, and (B) the terms "Performance-Vested Securities" and "Un-Performance-Vested Securities" (each defined below) as used herein refer only to whether particular Performance Vesting Securities have performance vested in accordance with the terms of the Performance Vesting Agreement and do not indicate whether such Performance Vesting Securities have or have not also time vested under this Section 2.

                           (ii) APPLICATION OF TIME VESTING. Whenever
         Un-Time-Vested Securities time vest pursuant to the terms of this
         Section 2, the Un-Time-Vested Securities that are not Performance Vesting Securities, on the one hand, and the Un-Time-Vested Securities that are Performance Vesting Securities, on the other hand, will each time vest on a pro rata basis based on the number of each such type of securities then outstanding. Of such Un-Time-Vested Securities constituting Performance Vesting Securities which are to vest, the Un-Time-Vested Securities that are Performance-Vested Securities shall be time vested prior to any Un-Time-Vested Securities that are Un-Performance-Vested Securities being time vested.

                           (iii) APPLICATION OF PERFORMANCE VESTING. Whenever Un-Performance-Vested Securities performance vest pursuant to the terms of the Performance Vesting

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         Agreement, the Un-Performance-Vested Securities that are Time-Vested
         Securities shall be performance vested prior to any Un-Performance-Vested Securities that are Un-Time-Vested Securities being performance vested.

                  (f) 100% ACCELERATION UPON CERTAIN TERMINATION OF EMPLOYMENT. If Executive's employment with the Company is terminated by the Company without Cause and not as a result of Nonperformance (as defined in the Employment Agreement), all Un-Time-Vested Securities shall become Time-Vested Securities in connection with such termination.

                  3.       REPURCHASE OPTIONS.

                  (a) REPURCHASE OPTIONS UPON DEATH, DISABILITY, OR TERMINATION WITHOUT CAUSE. If Executive ceases to be employed by the Company and its Subsidiaries by reason of Executive's death, Disability, or a termination by the Company without Cause (such cessation of employment, a "TYPE I REPURCHASE EVENT"), the Executive Securities then in existence (whether held by Executive or one or more of Executive's transferees) will be subject to repurchase as set forth below:

                           (i) UN-TIME-VESTED SECURITIES. The Company (by action of the Board) may elect to purchase all or any portion of the Executive Securities constituting Un-Time-Vested Securities by delivering a Repurchase Notice to the holder or holders of the Executive Securities at any time within 30 days after the Type I Repurchase Event.

                           (ii) TIME-VESTED SECURITIES THAT ARE PERFORMANCE VESTING SECURITIES. The Company (by action of the Board) may elect to purchase all or any portion of the Time-Vested Securities that are Performance Vesting Securities by delivering a Repurchase Notice to the holder or holders of the Executive Securities at any time within 30 days after the Type I Repurchase Event.

                           (iii) TIME-VESTED SECURITIES, OTHER THAN PERFORMANCE VESTING SECURITIES, WHERE TERMINATION OCCURS DURING START-UP PERIOD. If a Type I Repurchase Event occurs at any time during the Start-Up Period, the holders of Start-Up Group Securities shall have the right to purchase all or any portion (but in any event not more than 75%) of the Time-Vested Securities that are not Performance Vesting Securities by delivering a Repurchase Notice to the holder or holders of the Executive Securities at any time prior to the fourth anniversary of the Prior Date. All repurchases pursuant to the immediately preceding sentence shall be pro rata among the holders of Start-Up Group Securities electing such a repurchase based on the number of Start-Up Group Securities held by each such holder, or on such other basis as agreed to by the holders of Start-Up Group Securities. If Executive at any time breaches in any material respect the provisions of Section 5 (Confidentiality) or Section 6 (Noncompetition and Nonsolicitation) hereof, the Company shall have (A) upon giving written notice to the holders of Start-Up Group Securities affording them 20 days in which to exercise any of their remaining repurchase rights pursuant to this subparagraph (iii), the right to purchase all or any portion of the Time-Vested Securities (other than Performance Vesting Securities) that the holders of Start-Up Group Securities have not elected to

                                      - 6 -


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         repurchase, and (B) the right to purchase all or any portion of the 25%
         of such Time-Vested Securities that the holders of Start-Up Group Securities could not elect to repurchase, in each case by delivering a Repurchase Notice to the holder or holders of Executive Securities at any time prior to the six-month anniversary of the date of such breach.

                           (iv) TIME-VESTED SECURITIES, OTHER THAN PERFORMANCE VESTING SECURITIES, WHERE TERMINATION OCCURS AFTER START-UP PERIOD. If a Type I Repurchase Event occurs at any time after the Start-Up Period, the Company shall have the right to purchase all or any portion of the Time-Vested Securities that are not Performance Vesting Securities by delivering a Repurchase Notice to the holder or holders of the Executive Securities at any time within 30 days after the Type I Repurchase Event.

                  (b) REPURCHASE OPTION UPON TERMINATION OTHER THAN BY DEATH, DISABILITY, OR TERMINATION WITHOUT CAUSE. If Executive ceases to be employed by the Company and its Subsidiaries for any reason other than Executive's death, Disability, or a termination by the Company without Cause (such cessation of employment, a "TYPE II REPURCHASE EVENT"), the Company (by action of the Board) may elect to purchase all or any portion of the Executive Securities then in existence (whether held by Executive or one or more of Executive's transferees) by delivering a Repurchase Notice to the holder or holders of the Executive Securities at any time within 30 days after the Type II Repurchase Event.

                  (c) ASSIGNMENT OF REPURCHASE RIGHTS UNDER SECTION 3(a)(iii).

                           (i) Upon any Type I Repurchase Event giving rise to a right of the holders of Start-Up Group Securities to purchase Time-Vested Securities (other than Performance Vesting Securities) under Section 3(a)(iii) hereof, if the Board and the holders of at least 80% of the Purchaser Securities then outstanding determine within six months after the occurrence of the Type I Repurchase Event that it would be in the best interests of the Company for all or any portion of such Time-Vested Securities to be available for issuance to one or more management or other key employees (each a "KEY EMPLOYEE") of the Company or any of its Subsidiaries, then the Company shall have the right to require the holders of Start-Up Group Securities to assign to the Company their rights to repurchase such Time-Vested Securities under Section 3(a)(iii) (and by so requiring the Company shall be deemed to have elected to exercise such assigned repurchase rights). Any assignment of repurchase rights pursuant to the immediately preceding sentence shall be made pro rata among all holders of Start-Up Group Securities based on the number of Start-Up Group Securities held by each such holder, or on such other basis as agreed to by the holders of Start-Up Group Securities.

                           (ii) Each holder of Start-Up Group Securities shall have the right to assign all or any portion of its repurchase rights under Section 3(a)(iii) hereof to the Company. Upon the vote of the holders of a majority of the Start-Up Group Securities then outstanding, all holders of Start-Up Group Securities will assign their repurchase rights under Section 3(a)(iii) hereof to the Company.


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                           (iii) If any holder of Start-Up Group Securities
         assigns its repurchase rights under Section 3(a)(iii) to the Company, and the Company fails to exercise such assigned repurchase rights, such holder shall once again have the right to exercise (or assign) such rights.

                  (d) ASSIGNMENT OF COMPANY'S REPURCHASE RIGHTS. Upon any Type I Repurchase Event or Type II Repurchase Event (a "REPURCHASE EVENT"), the Company (by action of the Board) shall have the right to assign all or any portion of its repurchase rights hereunder to any Key Employee of the Company or its Subsidiaries; PROVIDED that the Company may not assign its rights under Section 3(h) below to pay all or part of the Repurchase Price (as defined below) for Executive Securities repurchased hereunder by (i) offsetting debts owed by Executive to the Company or (ii) issuing Class A Senior Units or a promissory note. If the Company assigns any of its repurchase rights to such a Key Employee, and such Key Employee fails to exercise such assigned repurchase rights, the Company shall once again have the right to exercise (or assign) such rights.

                  (e) REPURCHASE PRICE. The repurchase price (the "REPURCHASE PRICE") for any Time-Vested Securities to be repurchased hereunder shall be the Fair Market Value (as determined below) of such securities on the date of the Repurchase Event giving rise to such repurchase. The Repurchase Price of any Un-Time-Vested Securities to be repurchased hereunder shall be the Original Cost of such securities (with securities having a lower Original Cost being subject to repurchase prior to securities with a higher Original Cost).

                  (f) REPURCHASE NOTICE. Each "REPURCHASE NOTICE" delivered hereunder shall set forth the amount, type, and class of Executive Securities (including, if applicable, the amount of Un-Time-Vested Securities and/or Time-Vested Securities) to be acquired from each such holder and the aggregate consideration to be paid for such Executive Securities. The Executive Securities to be repurchased pursuant to any Repurchase Notice shall first be satisfied to the extent possible from the Executive Securities held by Executive at the time of delivery of such Repurchase Notice. If the amount of Executive Securities then held by Executive is less than the total amount of Executive Securities that have been elected to be purchased pursuant to such Repurchase Notice, the electing party or parties shall purchase the remaining securities elected to be purchased from the other holder(s) of Executive Securities, pro rata according to the amount of Executive Securities held of record by each such other holder at the time of delivery of such Repurchase Notice. The amount of Un-Time-Vested Securities and Time-Vested Securities repurchased hereunder shall be deemed to be allocated among Executive and the other holders of repurchased Executive Securities (if any) pro rata according to the amount of Executive Securities to be purchased from such persons.

                  (g) FAIR MARKET VALUE OF REPURCHASED EXECUTIVE SECURITIES.

                           (i) The "FAIR MARKET VALUE" of Time-Vested Securities subject to repurchase hereunder (the "VALUED SECURITIES") shall be determined in accordance with this paragraph (g).


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                           (ii) A majority interest of the Company and/or the
         holders of Start-Up Group Securities and/or any assignees of the Company's repurchase rights ("majority" determined based on the amount of Valued Securities to be purchased by each), on the one hand, and the holders of a majority of the Valued Securities to be repurchased, on the other hand, shall attempt in good faith to agree on the Fair Market Value of the Valued Securities to be repurchased. Any agreement reached by such Persons shall be final and binding on all parties hereto.

                           (iii) If such Persons are unable to reach such agreement within 20 days after the giving of any Repurchase Notice, the Fair Market Value of any Valued Securities that are publicly traded shall be the average, over a period of 21 days consisting of the date of the Repurchase Event and the 20 consecutive business days prior to that date, of the average of the closing prices of the sales of such securities on the primary securities exchange on which such securities may at that time be listed, or, if there have been no sales on such exchange on any day, the average of the highest bid and lowest asked prices on such exchange at the end of such day, or, if on any day such securities are not so listed, the average of the representative bid and asked prices quoted in the Nasdaq System as of 4:00 P.M., New York time, or, if on any day such securities are not quoted in the Nasdaq System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization. If the Fair Market Value of any Valued Securities on the date that is 180 days after the date of the Repurchase Event (the "SIX-MONTH ANNIVERSARY DATE") (determined as described in the immediately preceding sentence with respect to such Six-Month Anniversary Date, rather than with respect to the date of the Repurchase Event) is greater than the Fair Market Value of such Valued Securities determined as described in the immediately preceding sentence with respect to the date of the Repurchase Event, then the "Fair Market Value" of such publicly traded Valued Securities shall be the Fair Market Value determined as of the Six-Month Anniversary Date.

                           (iv) If such Persons are unable to reach agreement pursuant to subparagraph (ii) within 20 days after the giving of such Repurchase Notice, and to the extent any Valued Securities are not publicly traded:

                                    (A) A majority interest of the Company
         and/or the holders of Start-Up Group Securities and/or any assignees of the Company's repurchase rights ("majority" determined based on the amount of Valued Securities to be purchased by each), on the one hand, and the holders of a majority of the Valued Securities to be repurchased, on the other hand, shall each, within 10 days thereafter, choose one investment banker or other appraiser with experience in valuing companies such as the Company (and if the Valued Securities include any Un-Performance-Vested Securities, experienced in valuing contingent or derivative assets), and the two investment bankers/appraisers so selected shall together select a third investment banker/appraiser similarly qualified.


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                                    (B) The three investment bankers/appraisers
         shall first appraise the fair market value of the Company's equity (based on the assumption of an orderly, arm's length sale (structured to produce the highest price to the equityholders of the Company, whether such structure is a merger, combination, sale of equity securities, sale of assets, or otherwise) to a willing unaffiliated buyer (or to a willing affiliated strategic buyer, PROVIDED that the investment bankers/appraisers shall not consider any premium that such affiliated strategic buyer would be willing to pay to the extent such premium is attributable solely to such Person's affiliation with the Company, unless the Company or its equityholders have received a fully financed, firm commitment offer (with no material conditions) from such affiliated strategic buyer to purchase a majority (based on common equity equivalents) of the Company's outstanding equity at a price that includes such premium, IT BEING UNDERSTOOD, HOWEVER, that the investment bankers/appraisers shall consider, without the need for such a firm commitment offer, the premium, if any, that is attributable to such Person's future expected synergies to be generated by combining such Person's operations with those of the Company and its Subsidiaries if such Person were to acquire the Company). The three investment bankers/appraisers shall then appraise the fair market value of such non-publicly-traded Valued Securities as follows:

                                            1) the fair market value of each
                  Common Unit (or equivalent common equity security) that is not an Un-Performance-Vested Security shall be equal to the fair market value of the Company's equity DIVIDED BY the total number of Common Units (or equivalent common equity securities) outstanding on the date of the Repurchase Event (determined on a fully diluted, as-if-converted basis, but excluding all Un-Performance-Vested Securities);

                                            2) the fair market value of any
                  Un-Performance-Vested Securities shall reflect (x) the expected market value of such securities at such future time as such securities are expected to become performance vested under the terms of the Performance Vesting Agreement, appropriately discounted to its present value as of the relevant valuation date based upon the amount of time from the relevant valuation date until the date on which such Un-Performance-Vested Securities are expected to performance vest (if at all), and (y) the magnitude of the risk that such securities may never become performance vested under the terms of the Performance Vesting Agreement; and

                                            3) the fair market value of any
                  other non-publicly-traded Valued Securities shall be the fair value of such securities, determined on the basis of an orderly, arm's length sale (structured to produce the highest for such securities) to a willing, unaffiliated buyer, taking into account all relevant factors determinative of value.

         The three investment bankers/appraisers shall, within thirty days of their retention, provide the written results of such appraisals to the Company and/or the holders of Start-Up Group

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         Securities and/or the Company's assignees, and to each of the holders of the Valued Securities to be repurchased.

                                    (C) The "FAIR MARKET VALUE" of the
         non-publicly-traded Valued Securities to be repurchased shall be the average of the two appraisals closest to each other, and such amount shall be final and binding on all parties hereto; PROVIDED that any Person electing to purchase Executive Securities hereunder may at any time within five days after receiving written notice of such determination rescind its prior exercise of such Person's repurchase option by giving written notice of such revocation to the holder or holders of the Executive Securities to be repurchased, and upon such revocation the revoking party will be treated as if it had never exercised such repurchase option (it being understood that such revoking party may not then exercise such repurchase option again with respect to the same Repurchase Event).

                                    (D) A majority interest of the Company
         and/or the holders of Start- Up Group Securities and/or any assignees of the Company's repurchase rights ("majority" determined based on the amount of Valued Securities to be purchased by each), on the one hand, and the holders of a majority of the Valued Securities to be repurchased, on the other hand, will each pay the costs of their own chosen appraiser and 50% of the costs of the third appraiser.

                  (h) CLOSING OF EACH REPURCHASE. Within 10 days after the Repurchase Price for the Executive Securities to be repurchased at any repurchase hereunder has been determined, the Company shall send a notice to each holder of Executive Securities setting forth the consideration to be paid for such securities and the time and place for the closing of the transaction, which date shall not be more than 30 days nor less than five days after the delivery of such notice. At each such closing, the holders of Executive Securities shall deliver all certificates (if any exist) evidencing the Executive Securities to be repurchased at such closing to the purchaser or purchasers thereof, and such purchaser or purchasers shall pay for the Executive Securities to be purchased at such closing by delivery of a check or wire transfer of immediately available funds in the aggregate amount of the Repurchase Price for such Executive Securities; PROVIDED that if the Company is to purchase any Executive Securities from Executive at such closing, the Company may elect (by action of the Board) to pay all or any portion of the Repurchase Price for such Executive Securities by setting off against such Repurchase Price any bona fide debts owed (regardless of whether then due and payable) by Executive to the Company or any of its Subsidiaries; AND PROVIDED FURTHER that if the Company is to purchase any Executive Securities at such closing, the Company may elect (by action of the Board) to pay all or any portion of the Repurchase Price for such Executive Securities as follows:

                           (i) in accordance with the LLC Agreement, by issuing in exchange for such Executive Securities an equal number of Class A Senior Units, and each such Class A Senior Unit issued in connection with such repurchase shall be deemed as of the date of such repurchase to have capital contributions to the Company made with respect to such Class A Senior Unit equal to the Repurchase Price for the Executive Securities in exchange for which such Class A Senior Unit was issued; or

#520873

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                           (ii) if the Company has prior to the date of such
         repurchase converted into a corporation or other corporate form, in the form of a promissory note, which promissory note shall be subordinated to all of the Company's senior debt obligations either then or thereafter incurred, shall earn simple annual interest at a rate of 8% per annum, shall have all principal and accrued interest due and payable upon maturity, and shall mature upon the earliest to occur of the Company's initial Public Offering (if such initial Public Offering has not occurred prior to the issuance of such promissory note), a Sale of the Company, or the fourth anniversary of the issuance of such promissory note.

The purchasers of Executive Securities hereunder shall be entitled to receive customary representations and warranties from the sellers, including representations and warranties regarding good title to such securities, free and clear of any liens or encumbrances.

                  (i) GENERAL LOOK-BACK RIGHTS. If (i) upon any Type I Repurchase Event, the Company repurchases any Valued Securities pursuant to the terms of this Section 3, (ii) a Sale of the Company or the Company's initial Public Offering is consummated within the 1-year period commencing on the date of such Type I Repurchase Event, and (iii) the value of the Company's equity implied by the sale price of such Sale of the Company, or the pre-money valuation of the Company's equity (I.E., the value of the Company's equity prior to giving effect to such initial Public Offering) implied by such initial Public Offering, (as applicable, the "IMPLIED VALUATION") is greater than the value of the Company's equity actually utilized to determine the Fair Market Value of such repurchased Valued Securities pursuant to Section 3(g), then the Company shall in connection with such Sale of the Company or initial Public Offering pay to each Person from whom such Valued Securities were repurchased the difference of (x) the Fair Market Value of such Valued Securities purchased by the Company from such Person that would have been calculated pursuant to Section 3(g) had the Implied Valuation been used as the Company's equity value, MINUS (y) the Repurchase Price actually paid for such Valued Securities purchased by the Company from such Person. The Company shall have the right to pay such amounts in the same manner or form specified in Section 3(h) as the Company may pay the Repurchase Price for any Executive Securities at the closing of any repurchase hereunder.

                  (j) SPECIAL LOOK-BACK RIGHTS. If (i) upon any termination of Executive's employment by the Company on or prior to the first anniversary of the Prior Date, where such termination is not for Cause or as a result of Nonperformance (as defined in the Employment Agreement), the Company repurchases any Valued Securities pursuant to the terms of this Section 3, and (ii) the fair market value of the Company's equity (determined under Section 3(g)(iv)(B)) on the second anniversary of such termination (the "TWO-YEAR VALUE") is greater than the value of the Company's equity actually utilized to determine the Fair Market Value of such repurchased Valued Securities pursuant to Section 3(g), then the Company shall within 60 days after such second anniversary pay to each Person from whom such Valued Securities were repurchased as a result of such termination, the difference of (x) the Fair Market Value of such Valued Securities purchased by the Company from such Person that would have been calculated pursuant to Section 3(g) had the Two-Year Value been used as the Company's equity value, MINUS (y) the Repurchase Price actually paid for such Valued Securities purchased by the Company from such Person. The Company shall have the right to pay such amounts in the same manner or form specified in
Section 3(h) as the Company may pay the Repurchase Price for any Executive Securities at the closing of any repurchase hereunder.

                  (k) RESTRICTIONS. Notwithstanding anything to the contrary contained in this Agreement, all repurchases of Executive Securities by the Company shall be subject to applicable restrictions contained in the Delaware General Corporation Law, the Delaware Limited Liability Company Act and in the Company's and its Subsidiaries' debt and equity financing agreements. If any such restrictions prohibit the repurchase of Executive Securities hereunder which the Company is otherwise entitled to make, the time periods provided in this paragraph 3 shall be suspended, and the Company may make such repurchases as soon as it is permitted to do so under such restrictions, unless by such time such repurchase option has terminated pursuant to paragraph (l) below.

                  (l) TERMINATION OF REPURCHASE OPTIONS. The repurchase provisions under this paragraph 3 (and the rights and obligations created thereby) shall cease to apply to all Time-Vested Securities upon the consummation of a Qualified Sale of the Company or a Qualified Public Offering (it being understood that (i) such provisions, rights, and obligations shall continue to apply to all Un-Time-Vested Securities until such time as they become Time-Vested Securities in accordance with the terms hereof, and (ii) the forfeiture provisions of the Performance Vesting Agreement shall continue to apply to all Un-Performance-Vested Securities until such time as they become Performance-Vested Securities in accordance with the terms of the Performance Vesting Agreement).

                  4.       RESTRICTIONS ON TRANSFER.

                  (a) OPINION OF VALID TRANSFER. In addition to any other restrictions on transfer imposed by this Agreement, the Securityholders Agreement, the Performance Vesting Agreement, or the LLC Agreement, no holder of Executive Securities may sell, transfer or dispose of any Executive Securities (except pursuant to an effective registration statement under the Securities
Act) without first delivering to the Company an opinion of counsel (reasonably acceptable in form and substance to the Company) that neither registration nor qualification under the Securities Act or applicable state securities laws is required in connection with such transfer.

                  (b) RESTRICTIVE LEGEND. The certificates representing Executive Securities shall bear a legend in substantially the following form:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER.

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, VESTING PROVISIONS, AND REPURCHASE OPTIONS SET FORTH IN AN EXECUTIVE SECURITIES AGREEMENT BETWEEN THE ISSUER OF SUCH SECURITIES (THE "ISSUER") AND THE INITIAL HOLDER OF SUCH SECURITIES, AS AMENDED FROM TIME TO TIME. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE ISSUER'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

The legend set forth above shall be removed from the certificates evidencing any securities which cease to be Executive Securities.

                  (c) RETENTION OF EXECUTIVE SECURITIES.

                           (i) Executive shall not sell, transfer, assign, pledge or otherwise dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) any interest in any Executive Securities (a "TRANSFER"), except (x) with respect to Un-Performance-Vested Securities, pursuant to the repurchase provisions of Section 3 hereof or the forfeiture provisions of the Performance Vesting Agreement (each, an "EXEMPT TRANSFER"), or (y) with respect to all other Executive Securities, pursuant to (A) the repurchase provisions of Section 3 hereof, (B) the "Participation Rights" provisions set forth in the Securityholders Agreement, or (C) a Sale of the Company (each of (A) through (C), an "EXEMPT TRANSFER").

                           (ii) The restrictions contained in this paragraph (c) shall not apply with respect to transfers of Executive Securities (other than Un-Performance-Vested Securities) (A) pursuant to applicable laws of descent and distribution or (B) among Executive's Family Group; PROVIDED that the restrictions contained in this paragraph shall continue to be applicable to the Executive Securities after any such Transfer, the transferees of such Executive Securities shall have agreed in writing to be bound by the provisions of this Agreement with respect to the Executive Securities so transferred, and (prior to the death of Executive) each such transferee of Executive Securities shall have entered into proxies and other agreements satisfactory to the holders of a majority of the Purchaser Securities pursuant to which Executive shall have the sole right to vote such Executive Securities for all purposes (subject to any applicable voting agreements set forth herein or in the Securityholders Agreement). For purposes of this Agreement, "FAMILY GROUP" means Executive's spouse, siblings and descendants (whether natural or adopted) and any of such descendants' spouses, any trust which at the time of such Transfer and at all times thereafter is and remains solely for the benefit of Executive and/or Executive's spouse, siblings, and/or descendants and/or such descendants' spouses, and any family partnership the partners of which consist solely of Executive, such spouse, such siblings, such descendants, such descendants' spouses, and/or such trusts.

                           (iii) The restrictions on the transfer of Executive Securities set forth in this paragraph (c) shall continue with respect to each Executive Security following any Transfer thereof (other than an Exempt Transfer); PROVIDED that upon the consummation of a Qualified Public Offering, the restrictions set forth in this paragraph (c) shall thereafter cease to apply to all Fully Vested Securities, it being understood that such restrictions shall continue to apply to all other Executive Securities until such time as they become Fully Vested Securities.

                  5.       CONFIDENTIALITY.

                  (a) NONDISCLOSURE AND NONUSE OF CONFIDENTIAL INFORMATION. Executive shall not disclose or use at any time, either during his employment with the Company and its Subsidiaries or thereafter, any Confidential Information (as defined below) of which Executive is or becomes aware, whether or not such information is developed by him, except to the extent that such disclosure or use is directly related to and required by Executive's performance of duties assigned to Executive by the Company and its Subsidiaries, or to the extent such disclosure is expressly addressed by and is permissible under the confidentiality provisions set forth in the Equity Purchase Agreement. Executive shall take all appropriate steps to safeguard Confidential Information and to protect it against disclosure, misuse, espionage, loss and theft. As used in this Agreement, the term "CONFIDENTIAL INFORMATION" means information that is not generally known to the public and that is used, developed or obtained by the Company or its Subsidiaries in connection with their business, including but not limited to (i) products or services, (ii) fees, costs and pricing structures,
(iii) designs, (iv) analysis, (v) drawings, photographs and reports, (vi) computer software, including operating systems, applications and program listings, (vii) flow charts, manuals and documentation, (viii) data bases, (ix) accounting and business methods, (x) inventions, devices, new developments, methods and processes, whether patentable or unpatentable and whether or not reduced to practice, (xi) customer and client information (including customer or client lists), (xii) copyrightable works, (xiv) all technology and trade secrets, (xv) business plans and financial models, and (xvi) all similar and related information in whatever form. Confidential Information shall not include any information that has been published in a form generally available to the public prior to the date Executive proposes to disclose or use such information. Information shall not be deemed to have been published merely because individual portions of the information have been separately published, but only if all material features constituting such information have been published in com-bination.

                  (b) THE COMPANY'S OWNERSHIP OF INTELLECTUAL PROPERTY.

                           (i) ACKNOWLEDGMENT OF COMPANY OWNERSHIP. If Executive as part of his activities on behalf of the Company and its Subsidiaries generates, authors or contributes to any invention, design, new development, device, product, method or process (whether or not patentable or reduced to practice or constituting Confidential Information), any copyrightable work (whether or not constituting Confidential Information) or any other form of Confidential Information relating directly or indirectly to the Company's and its Subsidiaries' business as now or hereafter conducted (collectively, "INTELLECTUAL PROPERTY"), Executive acknowledges that such Intellectual Property is the exclusive property of the Company and hereby assigns all right, title and interest in and to such Intellectual Property to the Company. Any copyrightable work prepared in whole or in part by Executive will be deemed "a work made for hire" under Section 201(b) of the 1976 Copyright Act, and the Company shall own all of the rights comprised by the copyright therein. Executive shall promptly and fully disclose all Intellectual Property to the Company and shall cooperate with the Company to protect the Company's interests in and rights to such Intellectual Property (including, without limitation, providing reasonable assistance in securing patent protection and copyright registrations and executing all documents as reasonably requested by the Company, whether such requests occur prior to or after termination of Executive's employment with the Company).

                           (ii) EXECUTIVE INVENTION. Executive understands that paragraph (b)(i) of this Section regarding the Company's ownership of Intellectual Property does not apply to any invention for which no equipment, supplies, facilities or trade secret information of the Company were used and which was developed entirely on Executive's own time, unless (i) the invention relates to the business of the Company or any of its Subsidiaries or to their actual or demonstrably anticipated research or development or (ii) the invention results from any work performed by Executive for the Company or any of its Subsidiaries.

                  (c) DELIVERY OF MATERIALS UPON TERMINATION OF EMPLOYMENT. As requested by the Company from time to time and upon the termination of Executive's employment with the Company and its Subsidiaries for any reason, Executive shall promptly deliver to the Company all copies and embodiments, in whatever form, of all Confidential Information and Intellectual Property in Executive's possession or within his control (including, but not limited to, written records, notes, photographs, manuals, notebooks, documentation, program listings, flow charts, magnetic media, disks, diskettes, tapes and all other materials containing or constituting any Confidential Information or Intellectual Property) irrespective of the location or form of such material and, if requested by the Company, shall provide the Company with written confirmation that all such materials have been delivered to the Company.

                  6.       NONCOMPETITION AND NONSOLICITATION.

                  (a) NONCOMPETITION. Executive acknowledges and agrees with the Company that in the course of his employment with the Company and its Subsidiaries he shall become familiar with the Company's trade secrets and with other Confidential Information concerning the Company and its Subsidiaries, that Executive's services to the Company and its Subsidiaries are unique in nature and of an extraordinary value to the Company, and that the Company would be irreparably damaged if Executive were to provide similar services to any person or entity competing with the Company or any of its Subsidiaries or engaged in similar business. In consideration of and as an inducement to the Company's entering into this Agreement and issuing the Executive Securities hereunder, and in further consideration of Executive's compensation and severance payments under Executive's employment arrangement with the Company and its Subsidiaries, Executive accordingly covenants and agrees with the Company that during the Noncompete Period (as defined below),

Executive shall not, directly or indirectly, either for himself or for any other individual, corporation, partnership, joint venture or other entity, participate in any business or enterprise that engages or proposes to engage in any business conducted by the Company or any of its Subsidiaries (including, but not limited to, the sale or provision of local switched dialtone telecommunication services) in any geographical market in which the Company or any of its Subsidiaries conducts business (or any geographical market with respect to which the Company proposes in good faith to conduct business, as evidenced by an Approved Business Plan or a Board resolution authorizing the Company to use its resources to investigate or otherwise pursue an opportunity in such market). For purposes of this Agreement, the term "participate in" shall include, without limitation, having any direct or indirect interest in any corporation, partnership, joint venture or other entity, whether as a sole proprietor, owner, stockholder, partner, joint venturer, creditor or otherwise, or rendering any direct or indirect service or assistance to any individual, corporation, partnership, joint venture and other business entity (whether as a director, officer, manager, supervisor, employee, agent, consultant or otherwise), other than ownership of up to 2% of the outstanding stock of any class which is publicly traded. Executive agrees that this covenant is reasonable with respect to its duration, geographical area, and scope.

                  (b) NONSOLICITATION. During the Noncompete Period, Executive shall not (i) induce or attempt to induce any employee of the Company or any of its Subsidiaries to leave the employ of the Company and its Subsidiaries, or in any way interfere with the relationship between the Company or any of its Subsidiaries and any employee thereof, (ii) hire directly or through another entity any person who was an employee of the Company or any of its Subsidiaries at any time during the Noncompete Period, or (iii) induce or attempt to induce any customer, supplier, licensee or other business relation of the Company or any of its Subsidiaries to cease doing business with the Company and its Subsidiaries, or in any way interfere with the relationship between any such customer, supplier, licensee or business relation and the Company and its Subsidiaries (including, without limitation, making any negative statements or communications concerning the Company or any of its Subsidiaries).

                  (c) NONCOMPETE PERIOD. The "NONCOMPETE PERIOD" shall commence on the date of the Prior Agreement and continue until the second anniversary of the date Executive ceases to be employed by the Company and its Subsidiaries.

                  (d) JUDICIAL MODIFICATION. If the final judgment of a court of competent jurisdiction declares that any term or provision of this Section is invalid or unenforceable, the parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or geographic area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment or decision may be appealed.

                  7.       DEFINITIONS.

                  "AGREEMENT" has the meaning set forth with respect thereto in the preamble.

                  "BOARD" means the board of managers of the LLC or, if the Company is hereafter converted into a corporation or other entity form, the board of directors or comparable governing body of the Company.

                  "CAUSE" means (A) any act by Executive, where in respect of such act Executive is ultimately convicted or enters a plea of guilty or NOLO CONTENDERE to a felony, (B) Executive's willful misconduct, gross negligence, perpetration of or participation in a fraud, in each case where such acts are materially injurious to the Company or any of its Subsidiaries or any affiliate thereof, or (C) Executive's breach in any material respect of the provisions of
Section 5 (Confidentiality) or Section 6 (Noncompetition and Nonsolicitation) hereof.

                  "CLASS A SENIOR UNITS" means the Class A Senior Units of the Company, having the rights and preferences set forth with respect thereto in the LLC Agreement.

                  "CLASS B SENIOR UNITS" means the Class B Senior Units of the Company, having the rights and preferences set forth with respect thereto in the LLC Agreement.

                  "CLASS C SENIOR UNITS" means the Class C Senior Units of the Company, having the rights and preferences set forth with respect thereto in the LLC Agreement.

                  "COMMON UNITS" means the Common Units of the Company, having the rights and preferences set forth with respect thereto in the LLC Agreement.

                  "COMPANY" has the meaning set forth with respect thereto in the preamble.

                  "CONFIDENTIAL INFORMATION" has the meaning set forth with respect thereto in Section 5(a).

                  "DISABILITY" means any illness, accident, injury, physical or mental incapacity or other disability, where such condition has rendered, or is expected to render (as determined in the good faith judgment of the Board), Executive unable or unfit to perform effectively the duties and obligations of his employment or to participate effectively and actively in the management of the Company for a period of at least 90 days.

                  "EQUITY PURCHASE AGREEMENT" means the equity purchase agreement dated the Prior Date (and amended and restated as of the date hereof) entered into by and among the Company and certain investors, as amended from time to time in accordance with the terms thereof.

                  "EXECUTIVE" has the meaning set forth with respect thereto in the preamble.

                  "EXECUTIVE SECURITIES" means (i) the Common Units issued to Executive under the Prior Agreement and hereunder and (ii) any securities issued directly or indirectly with respect to any Executive Securities by way of a stock split, stock dividend, or other division of securities, or in connection with a combination of securities, recapitalization, merger, consolidation, or other reorganization, or upon conversion or exercise of any of the foregoing; PROVIDED that Executive Securities shall not include any Senior Units. As to any particular securities constituting Executive Securities, such securities shall cease to be Executive Securities when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar provision then in force) or (c) repurchased pursuant to the provisions hereof or forfeited pursuant to the provisions of the Performance Vesting Agreement. "Executive Securities" refers only to Executive Securities under this Agreement and does not in any way refer to any securities referred to as Executive Securities under any other executive securities agreement between the Company and a Key Employee of the Company or its Subsidiaries.

                  "EXEMPT TRANSFER" has the meaning set forth with respect thereto in Section 4(c)(i).

                  "EXISTING INTEREST" has the meaning set forth with respect thereto in the preamble.

                  "FAIR MARKET VALUE" has the meaning set forth with respect thereto in Section 3(g).

                  "FAMILY GROUP" has the meaning set forth with respect thereto in Section 4(c)(ii).

                  "FULLY VESTED SECURITIES" means Executive Securities which both (i) are Time-Vested Securities and (ii) are not Un-Performance-Vested Securities.

                  "IMPLIED VALUATION" has the meaning set forth with respect thereto in Section 3(i).

                  "INTELLECTUAL PROPERTY" has the meaning set forth with respect thereto in Section 5(b)(i).

                  "INVESTOR" has the meaning ascribed to such term in the Equity Purchase Agreement.

                  "KEY EMPLOYEE" has the meaning set forth with respect thereto in Section 3(c)(i).

                  "LLC AGREEMENT" means the limited liability company agreement governing the affairs of the Company, as amended from time to time in accordance with its terms.

                  "MDCP" means Madison Dearborn Capital Partners II, L.P., a Delaware limited partnership.

                  "NONCOMPETE PERIOD" has the meaning set forth with respect thereto in Section 6(c).

                  "ORIGINAL COST," as to any particular securities, shall mean the initial price paid to the Company upon issuance of such securities (as such price is equitably adjusted for any securities splits, securities dividends, securities combinations, conversions, recapitalizations or reorganizations); PROVIDED that with respect to any Common Units issued in exchange for Existing Interests, the Original Cost of such Common Units shall be deemed to be $1.00 per Unit.

                  "PERFORMANCE-VESTED SECURITIES" means Performance Vesting Securities that have performance vested pursuant to the terms of the Performance Vesting Agreement.

                  "PERFORMANCE VESTING AGREEMENT" means that certain performance vesting agreement dated the Prior Date (and amended and restated as of the date hereof), by and among the Company, certain Key Employees (including Executive), and the Investors, as amended from time to time in accordance with its terms.

                  "PERFORMANCE VESTING SECURITIES" means (i) the Common Units specified in the Performance Vesting Agreement as subject to performance vesting thereunder (regardless of whether such Common Units have or have not performance vested pursuant to the terms thereof), and (ii) any securities issued directly or indirectly with respect to any Performance Vesting Securities by way of a stock split, stock dividend, or other division of securities, or in connection with a combination of securities, recapitalization, merger, consolidation, or other reorganization, or upon conversion or exercise of any of the foregoing; PROVIDED that Performance Vesting Securities shall not include any Senior Units. As to any particular securities constituting Performance Vesting Securities, such securities shall cease to be Performance Vesting Securities when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar provision then in force) or (c) repurchased pursuant to the provisions hereof or forfeited pursuant to the provisions of the Performance Vesting Agreement.

                  "PERSON" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "PREFERRED UNITS" means the Preferred Units of the Company, having the rights and preferences set forth with respect thereto in the LLC Agreement.

                  "PRIOR AGREEMENT" has the meaning set forth in the preamble.

                  "PRIOR DATE" has the meaning set forth in Section 1(a).

                  "PUBLIC OFFERING" means any underwritten sale of the company's common stock pursuant to an effective registration statement under the Securities Act filed with the Securities and Exchange Commission on Form S-1 (or a successor form adopted by the Securities and Exchange Commission); provided that the following shall not be considered a Public Offering: (i) any issuance of common stock as consideration for a merger or acquisition, and (ii) any issuance of common stock or rights to acquire common stock to existing securityholders or to employees of the Company or its Subsidiaries on Form S-4 or Form S-8 (or a successor form adopted by the Securities and Exchange Commission) or otherwise.

                  "PURCHASER SECURITIES" means (i) the Preferred Units issued to all Purchasers (as defined in the Equity Purchase Agreement) pursuant to the Equity Purchase Agreement, (ii) any Common Units issued upon conversion of the Preferred Units referenced in clause (i), and (iii) any securities issued directly or indirectly with respect to any Purchaser Securities by way of a stock split, stock dividend, or other division of securities, or in connection with a combination of securities, recapitalization, merger, consolidation, or other reorganization, or upon conversion or exercise of any of the foregoing securities; PROVIDED that Purchaser Securities shall not include any Senior Units. As to any particular securities constituting Purchaser Securities, such securities shall cease to be Purchaser Securities when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar provision then in force) or (c) repurchased or otherwise acquired by the Company or forfeited pursuant to the provisions of the Performance Vesting Agreement. Any reference herein to a "majority of the Purchaser Securities" or the "number of Purchaser Securities" for purposes of comparison shall refer, with respect to any particular Investor Securities, to the number of Common Units (or equivalent common equity securities of the Company) then represented by such Purchaser Securities (on a fully diluted, as-if-converted basis).

                  "QUALIFIED PUBLIC OFFERING" means a Public Offering where BOTH

                   (i) the proceeds (net of underwriting discounts and commissions) received by the Company in exchange for its issuance of shares of common stock in such Public Offering equal or exceed $60 million, AND

                  (ii) the price per share of common stock paid to the Company in such Public Offering equals or exceeds the product of (x) 3.0 TIMES
         (y) the quotient of (A) the aggregate capital contributions to the Company under the Equity Purchase Agreement (including the initial purchase price and all Subsequent Contributions (as defined in the Equity Purchase Agreement)) made on or prior to the date of such Public Offering with respect to all Purchaser Securities then outstanding, DIVIDED BY (B) the number of shares of the Company's common stock represented by all Purchaser Securities (on a fully diluted, as-if-converted basis) outstanding immediately prior to the consummation of such Public Offering.

                  "QUALIFIED SALE OF THE COMPANY" has the meaning set forth with respect thereto in Section 2(b).

                  "REPURCHASE EVENT" has the meaning set forth with respect thereto in Section 3(d).

                  "REPURCHASE NOTICE" has the meaning set forth with respect thereto in Section 3(f).

                  "REPURCHASE PRICE" has the meaning set forth with respect thereto in Section 3(e).

                  "SALE OF THE COMPANY" means the arm's length sale of the Company to a third party or group of third parties acting in concert, pursuant to which such party or parties acquire (i) equity securities of the Company possessing the voting power under normal circumstances to control the Company, or (ii) all or substantially all of the Company's assets determined on a consolidated basis (in either case, whether by merger, consolidation, sale or transfer of the Company's equity securities, or sale or transfer of the Company's consolidated assets).

                  "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal law then in force.

                  "SECURITYHOLDERS AGREEMENT" means the securityholders agreement dated the Prior Date (and amended and restated as of the date hereof) entered into by and among the Company and certain of its securityholders, as amended from time to time in accordance with its terms.

                  "SENIOR UNITS" means the Company's Class A Senior Units, Class B Senior Units, and Class C Senior Units.

                  "SIX-MONTH ANNIVERSARY DATE" has the meaning set forth with respect thereto in Section 3(g)(iii).

                  "START-UP GROUP SECURITIES" means (i) the Common Units issued to James E. Dovey and William H. Pearson pursuant to their Executive Securities Agreements (as defined in the Equity Purchase Agreement), and (ii) any securities issued directly or indirectly with respect to any Start-Up Group Securities by way of a stock split, stock dividend, or other division of securities, or in connection with a combination of securities, recapitalization, merger, consolidation, or other reorganization, or upon conversion or exercise of any of the foregoing; PROVIDED that Start-Up Group Securities shall not include any Senior Units. As to any particular securities constituting Start-Up Group Securities, such securities shall cease to be Start-Up Group Securities when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar provision then in force) or
(c) repurchased pursuant to the provisions of any Executive Securities Agreement (as defined in the Equity Purchase Agreement) or forfeited pursuant to the provisions of the Performance Vesting Agreement. Any reference herein to a "majority of the Start-Up Group Securities" or the "number of Start-Up Group Securities" for purposes of comparison shall refer, with respect to any particular Start-Up Group Securities, to the number of Common Units (or equivalent common equity securities of the Company) then represented by such Start-Up Group Securities (on a fully diluted, as-if-converted basis, but excluding any Start-Up Group Securities that are Un-Performance-Vested Securities).

                  "START-UP PERIOD" means the period of time commencing on the date of the Prior Agreement and ending on the earliest to occur of (i) the second anniversary of the date of the Prior Agreement and (ii) the consummation of a Public Offering.

                  "SUBSIDIARY" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director, manager or general partner of such limited liability company, partnership, association or other business entity. For purposes of this Agreement, if the context does not otherwise indicate in respect of which Person the term "SUBSIDIARY" is used, the term "SUBSIDIARY" shall refer to any Subsidiary of the Company.

                  "TIME-VESTED SECURITIES" has the meaning set forth with respect thereto in Section 2(a).

                  "TRANSFER" has the meaning set forth with respect thereto in
Section 4(c)(i)

                  "TYPE I REPURCHASE EVENT" has the meaning set forth with respect thereto in Section 3(a).

                  "TYPE II REPURCHASE EVENT" has the meaning set forth with respect thereto in Section 3(b).

                  "UN-PERFORMANCE-VESTED SECURITIES" means Performance Vesting Securities that have not yet performance vested pursuant to the provisions of the Performance Vesting Agreement.

                  "UN-TIME-VESTED SECURITIES" has the meaning set forth with respect thereto in Section 2(a).

                  "VALUED SECURITIES" has the meaning set forth with respect thereto in Section 3(g)(i).

                  8.       MISCELLANEOUS PROVISIONS.

                  (a) TRANSFERS IN VIOLATION OF AGREEMENT. Any Transfer or attempted Transfer of any Executive Securities in violation of any provision of this Agreement shall be void, and the

Company shall not record such purported Transfer on its books or treat any purported transferee of such Executive Securities as the owner of such securities for any purpose.

                  (b) SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

                  (c) COMPLETE AGREEMENT. This Agreement, those documents expressly referred to herein and related documents among the parties of even date herewith and therewith embody the complete agreement and understanding among the parties hereto and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way (including, without limitation, the Prior Agreement).

                  (d) COUNTERPARTS. This Agreement may be executed in separate counterparts, none of which need contain the signature of more than one party hereto but each of which shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (e) SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall bind the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns, whether so expressed or not.

                  (f) CHOICE OF LAW. ALL ISSUES AND QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT AND THE EXHIBITS AND SCHEDULES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE. IN FURTHERANCE OF THE FOREGOING, THE INTERNAL LAW OF THE STATE OF DELAWARE SHALL CONTROL THE INTERPRETATION AND CONSTRUCTION OF THIS AGREEMENT (AND ALL SCHEDULES AND EXHIBITS HERETO), EVEN THOUGH UNDER THAT JURISDICTION'S CHOICE OF LAW OR CONFLICT OF LAW ANALYSIS, THE SUBSTANTIVE LAW OF SOME OTHER JURISDICTION WOULD ORDINARILY APPLY.

                  (g) REMEDIES. Each of the parties to this Agreement (including the holders of Start-Up Group Securities, and any Key Employee to which the Company assigns any of its repurchase rights under Section 3 hereof, as third-party beneficiaries) shall be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including reasonable attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

                  (h) AMENDMENT, MODIFICATION, OR WAIVER. The provisions of this Agreement may be amended, modified, or waived only with the prior written consent of the Company and the Executive.

                  (i) THIRD-PARTY BENEFICIARIES. The parties hereto acknowledge and agree that certain provisions of this Agreement are intended for the benefit of the holders of Start-Up Group Securities and any Key Employee to which the Company assigns any of its repurchase rights under Section 3 hereof, that such Persons are third-party beneficiaries of this Agreement, and that the provisions of this Agreement shall be enforceable by such Persons as provided herein.

                  (j) BUSINESS DAYS. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the State of Colorado, the Republic of France, or the jurisdiction of the Company's principal office, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

                  (k) DESCRIPTIVE HEADINGS; INTERPRETATION; NO STRICT CONSTRUCTION. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns, pronouns, and verbs shall include the plural and vice versa. Reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof. The use of the words "include" or "including" in this Agreement shall be by way of example rather than by limitation. The use of the words "or," "either" or "any" shall not be exclusive. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

                  (l) NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when (a) delivered personally to the recipient, (b) telecopied to the recipient (with hard copy sent to the recipient by reputable overnight courier service (charges prepaid) that same day) if telecopied before 5:00 p.m. Chicago, Illinois time on a business day, and otherwise on the next business day, or (c) one business day after being sent to the recipient by reputable overnight courier service (charges prepaid). Such notices, demands and other communications shall be sent to the following Persons at the following addresses:

                  TO THE COMPANY:

                  6300 South Syracuse Way, Suite 1050
                  Englewood, Colorado 80111
                  Attention:        Chief Executive Officer
                  Telephone:        (303) 741-4788
                  Telecopy:         (303) 741-4823

                  WITH A COPY (WHICH SHALL NOT CONSTITUTE NOTICE) TO:

                  Kirkland & Ellis
                  200 East Randolph Drive
                  Chicago, Illinois 60601
                  Attention:        Jeffrey W. Richards, Esq.
                  Telephone:        (312) 861-2473
                  Telecopy:         (312) 861-2200

                  TO EXECUTIVE:  at the address set forth in the Company's
                                 records

                  WITH A COPY (WHICH SHALL NOT CONSTITUTE NOTICE) TO:

                  Holme Roberts & Owen LLP
                  1700 Lincoln Street
                  Suite 4100
                  Denver, Colorado 80203
                  Attention:        W. Dean Salter, Esq.
                  Telephone:        (303) 861-7000
                  Telecopy:         (303) 866-0200

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                  (m) DELIVERY BY FACSIMILE. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall reexecute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

                                  *  *  * *

                  IN WITNESS WHEREOF, the parties hereto have executed this First Amended and Restated Executive Securities Agreement on the date first written above.



                                           CABLETEL EUROPE LLC


                                            By: /S/ JAMES E. DOVEY
                                               --------------------------------
                                                James E. Dovey, its Chairman and
                                                Chief Executive Officer




                                            EXECUTIVE


                                            /S/ RICHARD N. CLEVENGER
                                            -----------------------------------
                                            Name: Richard N. Clevenger






(Signature page for First Amended and Restated Executive Securities Agreement)